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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 25, 2005

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16014 (Commission File Number)	23-2417713 (IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO 80111
(Address of principal executive offices)    (Zip code)

(303) 268-6300
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Operating Reports

        On October 25, 2005, Adelphia Communications Corporation (the "Company") and certain other debtor-in-possession subsidiaries of the Company will file their unaudited consolidated Monthly Operating Report (the "Adelphia Operating Report") for the month of September 2005 with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Exhibit 99.1 to this Current Report on Form 8-K contains the Adelphia Operating Report to be filed with the Bankruptcy Court.

        On October 25, 2005, Century-ML Cable Venture ("Century-ML") will file its unaudited Monthly Operating Report (the "Century-ML Operating Report," and together with the Adelphia Operating Report, the "Operating Reports") for the month of September 2005 with the Bankruptcy Court. Century-ML is a joint venture between ML Media Partners, L.P. and Century Communications Corporation, a wholly owned subsidiary of the Company. Exhibit 99.2 to this Current Report on Form 8-K contains the Century-ML Operating Report to be filed with the Bankruptcy Court.

        The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information, and are in the format prescribed by applicable bankruptcy laws. The Operating Reports are subject to revision. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the Operating Reports and the other information contained in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the "SEC") and the United States Attorney's Office for the Southern District of New York (the "U.S. Attorney"), sale of Century/ML, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company's assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, whether the proposed sale of Century /ML to San Juan Cable, LLC is consummated, the Company's pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company's assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company's ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Many of these factors are outside of the Company's control.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)
	By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended September 30, 2005, dated October 25, 2005.
99.2	Century-ML Cable Venture Monthly Operating Report for the period ended September 30, 2005, dated October 25, 2005.

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SIGNATURE
EXHIBIT INDEX